Aristotle Value Equity Fund

Class I Shares

(Ticker Symbol: ARSQX)

A series of Investment Managers Series Trust

Supplement dated February 28, 2020 to the

Prospectus and Statement of Additional Information (“SAI”),

both dated May 1, 2019, as supplemented.

Effective March 1, 2020 (the “Effective Date”), Aristotle Capital Management, LLC (the “Advisor”) has agreed to reduce the limit on the total annual fund operating expenses, excluding certain expenses as described below, of the Aristotle Value Equity Fund (the “Value Equity Fund”) from 0.78% to 0.69% of the Fund’s average daily net assets. Accordingly, as of the Effective Date, the Fees and Expenses table and the Example with respect to the Fund in the Prospectus are replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Value Equity Fund.

Shareholder Fees (fees paid directly from your investment)	Class I Shares
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	1.00%
Wire fee	$20
Overnight check delivery fee	$25
Retirement account fees (annual maintenance fee)	$15

Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.60%
Distribution (Rule 12b-1) fees	None
Other expenses	0.36%
Total annual fund operating expenses	0.96%
Fees waived and/or expenses reimbursed[2]	(0.27)%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[2]	0.69%

1	The expense information in the table has been restated to reflect the current expense cap, effective March 1, 2020.
2	The Value Equity Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.69% of the average daily net assets of Class I Shares of the Value Equity Fund. This agreement is in effect until April 30, 2021, and it may be terminated before that date only by the Trust’s Board of Trustees. The Value Equity Fund’s Advisor is permitted to seek reimbursement from the Value Equity Fund, subject to certain limitations, of fees waived or payments made to the Value Equity Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

Example

This example is intended to help you compare the cost of investing in the Value Equity Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Value Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Value Equity Fund’s operating expenses remain the same. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$70	$279	$505	$1,153

Additionally, as of the Effective Date, the second paragraph under “Fund Expenses” in the Prospectus and Statement of Additional Information is deleted in its entirety and replaced with the following:

The respective Advisor of each Fund has contractually agreed to waive its fees and/or pay for operating expenses of its Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.80%, 0.80%, 0.62%, 0.69%, 0.90% and 0.65% of the average daily net assets of the Global Opportunities Fund, International Equity Fund, Strategic Credit Fund, Value Equity Fund, Small Cap Equity Fund and Core Equity Fund, respectively. This agreement is effective until April 30, 2020 with respect to the Strategic Credit Fund, Small Cap Equity Fund and Core Equity Fund, and April 30, 2021 with respect to the Global Opportunities Fund, International Equity Fund and Value Equity Fund. Each agreement may be terminated before that date only by the Trust’s Board of Trustees. Prior to September 1, 2018, Aristotle Capital limited expenses to 0.98% and 0.93% of the average daily net assets of the Global Opportunities Fund and International Equity Fund, respectively. Prior to March 1, 2020, Aristotle Capital limited expenses to 0.78% of the average daily net assets of the Value Equity Fund.

As of the Effective Date, all other references in the Prospectus and SAI to the expense limitation arrangement for the Fund are revised as indicated above.

Please file this Supplement with your records.

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